                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                August 14, 2003
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                             1-10218                  13-3489233
(State or other jurisdiction of       (Commission file number)      (I.R.S. Employer
incorporation or organization)                                     Identification No.)

                             250 Stephenson Highway,
                              Troy, Michigan 48083
               (Address of principal executive offices (zip code)

                                 (248) 824-2500
              (Registrant's telephone number, including area code)

                                      None.
              (Former name or former address, if changed since last
                                     report)

ITEM 9. REGULATION FD DISCLOSURE
See Item 12 below.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
Collins & Aikman Corporation released its second quarter 2003 earnings on August 15, 2003. The earnings release is attached as Exhibit 99.1 to this report. The information contained in this report and Exhibit 99.1 is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Collins & Aikman Corporation specifically incorporates the information by reference.

EXHIBITS.

The following exhibits are filed herewith:

         Exhibit No.       Description

         (99.1)            Collins & Aikman 2nd Quarter 2003 Earnings Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 15, 2003

                           COLLINS & AIKMAN CORPORATION

                           By: /s/ J. Michael Stepp
                               --------------------

                           Name: J. Michael Stepp
                           Title: Vice Chairman and Chief Financial Officer
                                  (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.       Description

(99.1)            Collins & Aikman 2nd Quarter 2003 Earnings Release